As filed with the Securities and Exchange Commission on April 5, 2006.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 5, 2006 (April 5, 2006)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits.

Signature

Item 8.01.              Other Events.

On April 5, 2006, Medarex, Inc. released certain information relating to certain of as clinical trials of ipilimumab (also known as MDX-010). A copy of the such information is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number
99.1	Medarex, Inc. Information relating to certain clinical trials of ipilimumab (also known as MDX-010) Press Release dated April 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: April 5, 2006	By:	/s/ W. Bradford Middlekauff
W. Bradford Middlekauff
Senior Vice Presiden, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description	Page Number
99.1	Medarex, Inc. Information relating to certain clinical trials of ipilimumab (also known as MDX-010) dated April 5, 2006.